DIREXION DAILY BRAZIL BEAR 3X SHARES (BRZS)

DIREXION DAILY FTSE EUROPE BEAR 3X SHARES (EURZ)

(formerly Direxion Daily European Bear 3X Shares)

DIREXION DAILY JAPAN BEAR 3X SHARES (JPNS)

DIREXION DAILY SOUTH KOREA BEAR 3X SHARES (KORZ)

DIREXION DAILY NATURAL GAS RELATED BEAR 3X SHARES (GASX)

EACH A SERIES OF THE DIREXION SHARES ETF TRUST

Supplement dated September 2, 2014

to the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”)

dated February 28, 2014, as last supplemented August 28, 2014

Shares of the Direxion Daily Brazil Bear 3X Shares, Direxion Daily FTSE Europe Bear 3X Shares (formerly Direxion Daily European Bear 3X Shares), Direxion Daily Japan Bear 3X Shares, Direxion Daily South Korea Bear 3X Shares and the Direxion Daily Natural Gas Related Bear 3X Shares (each a “Fund” and collectively, the “Funds”), will cease trading on the NYSE Arca, Inc. (“NYSE”) and will be closed to purchase by investors as of the close of regular trading on the NYSE on September 23, 2014 (the “Closing Date”).

Shareholders may sell their holdings in each Fund prior to the Closing Date and customary brokerage charges may apply to these transactions. From September 23, 2014 through September 29, 2014 (the “Liquidation Date”) there is no assurance that there will be a market for each Fund’s shares. Between the Closing Date and the Liquidation Date, the Funds will be in the process of closing down and liquidating their portfolios. This process will result in each Fund increasing its cash holdings and, as a consequence, not tracking it’s underlying index, which may not be consistent with each Fund’s investment objective and strategy.

On or about the Liquidation Date, the Funds will liquidate their assets and distribute cash pro rata to all remaining shareholders who have not previously redeemed or exchanged their shares. These distributions are taxable events. In addition, these payments to shareholders will include accrued capital gains and dividends, if any. As calculated on the Liquidation Date, each Fund’s net asset value will reflect the costs of closing the Fund. Once the distributions are complete, the Funds will terminate.

Rafferty Asset Management, LLC (“Rafferty”), the Funds’ investment adviser, informed the Board of Trustees (the “Board”) of the Direxion Shares ETF Trust of its view that that each Fund could not continue to conduct its business and operations in an economically efficient manner over the long-term due to each Fund’s inability to attract sufficient investment assets to maintain a competitive operating structure, thereby hindering its ability to operate efficiently, and recommended each Fund’s closure and liquidation to the Board. The Board determined, after considering Rafferty’s recommendation, that it is in the best interests of each Fund and its shareholders to liquidate and terminate the Funds as described above.

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For more information, please contact the Funds at (866) 476-7523.

Please retain this Supplement with the Summary Prospectus, Prospectus and SAI.